UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2025

FIRST GUARANTY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Louisiana	001-37621	26-0513559
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

400 East Thomas Street
Hammond, Louisiana		70401
(Address of principal executive offices)		(Zip Code)

(985) 345-7685
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	FGBI	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 6.75% Series A Fixed-Rate Non-Cumulative perpetual preferred stock)	FGBIP	The Nasdaq Stock Market LLC

Item 3.02 Unregistered Sales of Equity Securities

On June 30, 2025, First Guaranty Bancshares, Inc. (“First Guaranty” or the “Company”) issued an aggregate of 2,201,448 shares of its common stock pursuant to: (1) a private placement, (2) the terms of that certain Exchange Agreement, dated as of June 16, 2025, between the Company and Edgar Ray Smith, III (the “Exchange Agreement”), (3) that certain First Amendment to the Promissory Note, dated as of June 4, 2025, by and between First Guaranty Bancshares, Inc. and Smith & Tate Investment, L.L.C. (the “Promissory Note Amendment”), and (4) that certain First Amendment to the First Guaranty Bancshares, Inc. Floating Rate Subordinated Note due March 28, 2034, dated as of June 4, 2025, by and between First Guaranty Bancshares, Inc. and Smith & Tate Investment, L.L.C. (the “Subordinated Note Amendment”).

Private Placement

First Guaranty sold 131,460 shares of its common stock in a private placement at a price of $8.10 per share. There were no underwriting discounts or commissions paid in connection with the private placement of shares. The offer and sale of the common stock was made in reliance upon an exemption from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) and/or Regulation D thereunder. All participants in the private placement were “accredited investors” as defined in Rule 501(a) of Regulation D. The proceeds from the private placement will be used for general corporate purposes.

Exchange Agreement

Pursuant to the Exchange Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K, First Guaranty issued 1,981,506 shares of common stock in exchange for that certain Floating Rate Subordinated Note due June 21, 2032 (the “2032 Note”), in the principal amount of $15,000,000, currently held by Edgar Ray Smith, III, a director and significant shareholder of First Guaranty. The shares were issued in exchange for the 2032 Note and the payment of interest thereon (the “Exchange”). There were no underwriting discounts or commissions paid in connection with the Exchange. The issuance of shares pursuant to the Exchange was made in reliance upon an exemption from the registration provisions of the Securities Act pursuant to Section 4(2) and/or Regulation D thereunder. Mr. Smith is an “accredited investor” as defined in Rule 501(a) of Regulation D.

Promissory Note Amendment

Pursuant to the Promissory Note Amendment, which is attached as Exhibit 10.2 to this Current Report on Form 8-K, First Guaranty issued 36,060 shares of common stock to Smith & Tate Investment, L.L.C. as payment of interest on that certain Promissory Note, dated as of October 5, 2023, by and between First Guaranty and Smith & Tate, as successor to Burke & Herbert Bank & Trust Company, as successor to Summit Community Bank, Inc (the “Promissory Note”). Smith & Tate Investment, L.L.C. is a company controlled by Edgar Ray Smith, III.

The terms of the Promissory Note Amendment provide for, among other things, a modified interest payment period beginning on the June 30, 2025, interest payment date and ending on the March 30, 2026, interest payment date during which the payment will be made, at First Guaranty’s option, either (a) in cash, as provided in the Promissory Note or (b) in shares of common stock of First Guaranty. The number of shares of common stock issued by First Guaranty as the payment of interest on the Promissory Note was equal to (i) the cash payment due as of the interest payment date based on the then-applicable interest rate as provided in the Promissory Note, divided by (ii) the consolidated closing bid price per share of First Guaranty common stock on the trading day immediately preceding the interest payment date.

There were no underwriting discounts or commissions paid in connection with the issuance of shares of common stock pursuant to the Promissory Note Amendment. The issuance of shares was made in reliance upon an exemption from the registration provisions of the Securities Act pursuant to Section 4(2) and/or Regulation D thereunder. Smith & Tate Investment, L.L.C. is an “accredited investor” as defined in Rule 501(a) of Regulation D.

Subordinated Note Amendment

Pursuant to the Subordinated Note Amendment, which is attached as Exhibit 10.3 to this Current Report on Form 8-K, First Guaranty issued 52,422 shares of common stock to Smith & Tate Investment, L.L.C. as payment of interest on that certain First Guaranty Bancshares, Inc. Floating Rate Subordinated Note due March 28, 2034 (the “2034 Note”) As noted above, Smith & Tate Investment, L.L.C. is a company controlled by Edgar Ray Smith, III.

The terms of the Subordinated Note Amendment provide for, among other things, a modified interest payment period beginning on the June 30, 2025, interest payment date and ending on the March 30, 2026, interest payment date during which the payment will be made, at First Guaranty’s option, either (a) in cash, as provided in the 2034 Note or (b) in shares of common stock of First Guaranty. The number of shares of common stock issued by First Guaranty as the payment of interest on the Promissory Note was equal to (i) the cash payment due as of the interest payment date based on the then-applicable interest rate as provided in the Promissory Note, divided by (ii) the consolidated closing bid price per share of First Guaranty common stock on the trading day immediately preceding the interest payment date.

There were no underwriting discounts or commissions paid in connection with the issuance of shares of common stock pursuant to the Subordinated Note Amendment. The issuance of shares was made in reliance upon an exemption from the registration provisions of the Securities Act pursuant to Section 4(2) and/or Regulation D thereunder. Smith & Tate Investment, L.L.C. is an “accredited investor” as defined in Rule 501(a) of Regulation D.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
Exhibit No.	Description
10.1
Exchange Agreement, dated as of June 16, 2025, by and between First Guaranty Bancshares, Inc. and Edgar Ray Smith, III (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by First Guaranty Bancshares, Inc. on June 18, 2025).

10.2
First Amendment to the Promissory Note, dated as of June 4, 2025, by and between First Guaranty Bancshares, Inc. and Smith & Tate Investments, L.L.C. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by First Guaranty Bancshares, Inc. on June 9, 2025).

10.3
First Amendment to the First Guaranty Bancshares, Inc. Floating Rate Subordinated Note due March 28, 2034, dated as of June 4, 2025, by and between First Guaranty Bancshares, Inc. and Smith & Tate Investment, L.L.C. (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by First Guaranty Bancshares, Inc. on June 9, 2025).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST GUARANTY BANCSHARES, INC.
(Registrant)
Date: July 7, 2025
	By:	/s/Eric J. Dosch
Eric J. Dosch
Chief Financial Officer